Top of the Form

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2021

ERIE INDEMNITY COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place,	Erie,	Pennsylvania	16530
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	814	870-2000

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock,	stated value $0.0292 per share	ERIE	NASDAQ Stock Market, LLC
(Title of each class)		(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Top of the Form
Item 8.01 Other Events.

On August 24, 2021, a Complaint was filed against Erie Indemnity Company (the "Registrant") captioned TROY STEPHENSON, CHRISTINA STEPHENSON, SUSAN RUBEL, and STEVEN BARNETT, individually and on behalf of all others similarly situated (Plaintiffs) v. Erie Indemnity Company (Defendant). The Complaint was filed in the Court of Common Pleas Civil Division of Allegheny County, Pennsylvania. The individuals named as Plaintiffs and the putative class members are alleged to be policyholders of the Erie Insurance Exchange (the "Exchange").

The Complaint seeks relief for alleged breaches of fiduciary duty by the Registrant in connection with the setting of the management fee it receives, pursuant to the terms of the Subscriber's Agreement executed between the Registrant and all policyholders, as compensation for acting as the attorney-in-fact in the management of the Exchange. The relief sought is for the period beginning two years prior to the date of the filing of the Complaint and continuing through 2021.

The Complaint seeks (i) a finding that the Registrant has breached its fiduciary duties; (ii) an award of damages in an amount to be determined at trial; and (iii) such other relief, including disgorgement of profits or other injunctive relief, that the Court deems just and proper.

The Registrant has not been served with the Complaint. The Registrant intends to vigorously defend against all of the allegations and requests for relief in the Complaint.

Reference is made to the Registrant’s "Safe Harbor" Statement that is set forth in its Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on July 29, 2021, which is incorporated herein by this reference. In addition to the forward-looking statements and risk factors listed in that "Safe Harbor" Statement, there can be no assurance regarding the final disposition of the matters asserted in the Complaint. Registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changes in assumptions, or otherwise.

Top of the Form
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

August 30, 2021	By:	/s/ Brian W. Bolash

Name: Brian W. Bolash
Title: SVP, Secretary & General Counsel